EXHIBIT 10.13

EXECUTION COPY

SECURITIES PLEDGE AGREEMENT

THIS SECURITIES PLEDGE AGREEMENT is dated as of this 11th day of January, 2002, by and between APCOA/STANDARD PARKING, INC., a Delaware corporation (the “Company”), each of the Company’s subsidiaries named on the signature pages hereto (the “Guarantors”, and together with the Company, the “Borrowers”) and WILMINGTON TRUST COMPANY, as trustee and collateral agent (hereinafter in such capacity, the “Agent”) for itself and the several holders (the “Holders”) of the 14% Senior Subordinated Second Lien Notes due 2006 (the “Notes”) issued by the Company, pursuant to an indenture dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, the Guarantors and the Agent.

W I T N E S S T H:

WHEREAS, pursuant to the Indenture, the Company and the Guarantors have severally agreed to make payments to the Holders upon the terms and subject to the conditions set forth therein;

WHEREAS, the Company is a member of an affiliated group of companies that includes each of the Guarantors;

WHEREAS, the proceeds of the offering and exchange of the Notes will be used in part to enable the Company to make valuable transfers to one or more of the Guarantors in connection with the operation of their respective businesses;

WHEREAS, the Company and the Guarantors are engaged in related businesses, and each of such parties will derive substantial direct and indirect benefit from the offering and issuance of the Notes to the Holders; and

WHEREAS, the Borrowers are the direct legal and beneficial owner of that percentage specified on Annex A hereto of the Stock (as hereinafter defined) of each of the corporations described on Annex A hereto (the “Subsidiaries”); and

WHEREAS, it is a condition precedent to the issuance of the Notes that the Borrowers shall have executed and delivered to the Agent for the ratable benefit of the Agent and the Holders this Securities Pledge Agreement (as it may be amended, restated, modified or supplemented and in effect from time to time, this “Pledge Agreement”);

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Definitions.

1.1.          Certain Defined Terms.  All capitalized terms used herein without definition shall have the respective meanings provided therefor in the Amended and Restated Credit Agreement, dated as of even date herewith, by and among the Company and LaSalle Bank National Association as agent (“LaSalle”) and the lenders party thereto (as such agreement may be amended, restated, modified or supplemented and in effect from time to time, the “Credit Agreement”).  Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the UCC have such defined meanings herein, unless the context otherwise indicates or requires.  The following terms shall have the following meanings:

Cash Collateral.  Shall have the meaning set forth in Section 4 of this Pledge Agreement.

Cash Distributions Account.  Shall have the meaning set forth in Section 4 of this Pledge Agreement.

Stock.  Includes the shares of stock pledged to the Agent and described in Annex A attached hereto and any additional shares of stock at the time pledged to the Agent hereunder.

Stock Collateral.  The property at any time pledged to the Agent hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation the Cash Collateral but excluding from the definition of “Stock Collateral” any income, increases or proceeds received by the Borrowers to the extent expressly permitted by Section 6 of this Pledge Agreement.

Time Deposits.   Shall have the meaning set forth in Section 4 of this Pledge Agreement.

UCC.  The Uniform Commercial Code as in effect from time to time in the State of Illinois, interpreted to the broadest extent possible.

1.2.          Other Definitional Provisions.  Any of the defined terms used herein may, unless the context otherwise requires, be used in the singular or the plural depending on the reference.  All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of the same and any successor statutes and regulations.

2.                                       Pledge of Stock, Etc.

2.1.          Pledge of Stock.  The Borrowers hereby pledge, assign, grant a second priority security interest in, and deliver to the Agent (or to LaSalle, as agent for the Agent pursuant to the terms of the Intercreditor Agreement, dated as of the date hereof (the “Intercreditor Agreement”), among LaSalle, the Agent and the Borrowers), for the benefit of the Agent and the Holders, all of the Stock of the domestic Subsidiaries owned beneficially or of record by the Borrowers (other than Stock of Atrium Parking, Inc., a Delaware corporation (“Atrium Parking”)), and sixty-five percent (65%) of the Stock of the foreign Subsidiaries owned beneficially or of record by the

Borrowers, all as more fully described on Annex A hereto, to be held by the Agent (or by LaSalle as agent for the Agent pursuant to the Intercreditor Agreement) for the benefit of the Agent and the Holders, subject to the terms and conditions hereinafter set forth.  The certificates for such Stock, if any, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Borrowers, have been delivered to LaSalle (as agent for the Agent pursuant to the Intercreditor Agreement) until the Credit Agreement is terminated, when they shall be delivered to the Agent pursuant to the Intercreditor Agreement.

2.2.          Additional Stock.  In case the Borrowers shall acquire any additional Stock of any Subsidiary or corporation which is the successor of any Subsidiary, or any securities exchangeable for or convertible into Stock of any class of any Subsidiary, by purchase, stock dividend, stock split or otherwise, then the Borrowers shall forthwith deliver to and pledge all of such Stock of a domestic Subsidiary, and sixty-five percent (65%) of such Stock of a foreign Subsidiary to the Agent under this Pledge Agreement and shall deliver to LaSalle (as agent for the Agent pursuant to the Intercreditor Agreement) until the Credit Agreement is terminated, when such Stock shall be delivered to the Agent, forthwith certificates therefor, if any, accompanied by stock powers or other appropriate instruments of assignment duly executed in blank by the Borrowers.  The Borrowers agree that the Agent may from time to time attach as Annex A hereto an updated list of the Stock at the time pledged with the Agent hereunder.

2.3.          Pledge of Cash Distributions Account.  The Borrowers also hereby pledge, assign, grant a second priority security interest in, and deliver the Agent (or LaSalle, as agent for the Agent pursuant to the Intercreditor Agreement) for the benefit of the Agent and the Holders, the Cash Distributions Account and all of the Cash Collateral as such terms are hereinafter defined.

2.4.          Ranking; Subordination.  Notwithstanding anything to the contrary in this Pledge Agreement, the security interests granted herein to the Agent for the ratable benefit of the Agent and the Holders shall be junior and subordinate to the claims of the agent and the lenders under the Credit Agreement as provided in the Indenture.  Furthermore, notwithstanding anything to the contrary in this Pledge Agreement, the Agent will not be able to exercise any rights or claims against the Stock Collateral until and unless such party is permitted to do so pursuant to the Intercreditor Agreement.  As provided in, and subject to the terms of, the Intercreditor Agreement, the Agent will follow any instructions given to it by the representative of the lenders under the Credit Agreement and, so long as amounts or commitments to lend remain outstanding under the Credit Agreement, the lenders under the Credit Agreement will make all determinations and decisions relating to the disposal of the Stock Collateral.

3.             Security for the Notes.  This Pledge Agreement and the second priority security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Agent, for the benefit of the Holders and the Agent, as security for the payment and performance in full of the Notes and the other obligations of the Borrowers under the Indenture.

4.             Liquidation, Recapitalization, Etc.

4.1.          Distributions Paid to Agent.  Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the extent hereafter provided in Section 6, be paid over and delivered to LaSalle (as agent for the Agent pursuant to the Intercreditor Agreement) until the Credit Agreement is terminated, when they shall have been delivered to the Agent, to be held by LaSalle or the Agent, as the case may be, for the benefit of the Agent and the Holders, as security for the payment and performance in full of all of the Notes and the other obligations of the Borrowers under the Indenture.  In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to LaSalle (as agent for the Agent pursuant to the Intercreditor Agreement) until the Credit Agreement is terminated, when they shall be delivered to the Agent, for the benefit of the Agent and the Holders, to be held by it as security for the Notes and the other obligations of the Borrowers under the Indenture.  Except to the extent hereafter provided in Section 6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Borrowers shall, until paid or delivered to LaSalle or the Agent, as the case may be, be held in trust for LaSalle until the Credit Agreement is terminated and thereafter for the Agent, for the benefit of the Agent and the Holders, as security for the payment and performance in full of the Notes and the other obligations of the Borrowers under the Indenture.

4.2.          Cash Distributions Account.  All sums of money that are delivered to the Agent pursuant to this Section 4 shall be deposited into a non-interest bearing trust account with the Agent (the “Cash Distributions Account”).  Some or all of the funds from time to time in the Cash Distributions Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Agent (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as “Time Deposits”), at the written direction of the Company; provided that, in each such case, an Opinion of Counsel satisfactory to the Agent, is delivered to the Agent to the effect that all required action has been taken to perfect and to ensure the priority of the Agent’s security interest therein.  Earnings on the investments in the Cash Distributions Account shall be deposited in the Cash Distributions Account.  The Cash Distributions Account, all sums from time to time standing to the credit of the Cash Distributions Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds or any thereof are hereinafter referred to as the “Cash Collateral.”

4.3.          Borrowers’ Rights to Cash Collateral, Etc.  Except as otherwise expressly provided in Section 15 of this Pledge Agreement, the Borrowers shall have no right to withdraw sums from the Cash Distributions Account, to receive any of the Cash Collateral or to require the Agent to part with the Agent ‘s possession of any instruments or other writings evidencing any Time Deposits.

5.             Representations, Warranties and Covenants.  The Borrowers hereby represent and warrant that:  (i) they have good and marketable title to, and are the sole record and beneficial owner of, the Stock, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by the Security Documents referred to in the Credit Agreement (collectively, the “Senior Pledge Agreement”), dated as of even date herewith, among the Company and LaSalle Bank National Association, as agent for itself and the lenders party thereto and the pledge and security interest created by this Pledge Agreement, (ii) all of the issued and outstanding Stock of the Subsidiaries owned by the Borrowers (other than the stock of Atrium Parking) is listed on Annex A hereto, (iii) upon delivery of the Stock pledged to the Agent hereunder, the Agent shall have a valid and perfected second priority security interest in the Stock, (iv) all of the Stock described in Section 2 hereof  is, and at all times will be, duly authorized, validly issued, fully paid and non-assessable, (v) the Borrowers have full power, authority and legal right to execute, deliver and perform thier obligations under this Pledge Agreement and to pledge and grant a second priority security interest in all of the Stock Collateral pursuant to this Pledge Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a second priority security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Borrowers’ respective charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which any Borrower is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (vi) the information set forth in Annex A hereto relating to the Stock is true, correct and complete in all respects.  The Borrowers covenant that they will defend the rights of the Agent and the Holders and the second priority security interest of the Agent, for the benefit of the Agent and the Holders, in such Stock against the claims and demands of all persons whomsoever, other than those of LaSalle while the Credit Agreement is in effect.  The Borrowers further covenant that they will have the legal title to and right to pledge and grant a second priority security interest in the Stock Collateral hereafter pledged or in which a second priority security interest is granted to the Agent hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Agent and the Holders.

6.             Dividends, Voting, Etc., Prior to Maturity.  So long as no Event of Default shall have occurred and be continuing, the Borrowers shall be entitled to receive all cash dividends paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no vote shall be cast or consent waiver or ratification given by the Borrowers if the effect thereof would in the reasonable judgment of the Borrowers impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Indenture.  All such rights of the Borrowers to receive cash dividends shall cease in case an Event of Default shall have occurred and be continuing.  All such rights of the Borrowers to vote and give consents, waivers and ratifications with respect to the Stock shall cease in case an Event of Default shall have occurred and be continuing.

7.             Remedies.

7.1.         In General.  If an Event of Default shall have occurred and be continuing, the Agent shall thereafter, subject to the terms of the Intercreditor Agreement, have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the UCC, all such rights and remedies being cumulative, non-exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Agent deems expedient:

(a)           if the Agent so elects and gives notice of such election to the Borrowers, the Agent may vote any or all of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Agent so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Borrowers hereby irrevocably constituting and appointing the Agent the proxy and attorney-in-fact of the Borrowers, with full power of substitution, to do so);

(b)           the Agent may demand, sue for, collect or make any compromise or settlement the Agent deems suitable in respect of any Stock Collateral;

(c)           the Agent may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other Persons as the Agent thinks expedient, all without demand for performance by the Borrowers or any notice or advertisement whatsoever except as expressly provided or as may otherwise be required by law; and

(d)           the Agent may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees.

7.2.          Sale of Stock Collateral.  In the event of any disposition of the Stock Collateral as provided in clause (c) of Section 7.1, the Agent shall give to the Borrowers at least five (5) Business Days’ prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made.  The Borrowers hereby acknowledge that five (5) Business Days’ prior written notice of such sale or sales shall be reasonable notice.  The Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Borrowers, to the fullest extent permitted by law).  The Agent may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Agent may buy at private sale and may make payments thereof by any means.  The proceeds actually received from any sale or other disposition shall be applied first in accordance with the Intercreditor Agreement and then in accordance with the terms of the Indenture.  Only after such applications, and after payment by the Agent of any amount required by §9-615(a)(3) of the UCC, need the Agent account to the Borrowers for any surplus.

7.3.          Registration of Stock.  If the Agent shall determine to exercise its right to sell any or all of the Stock pursuant to this Section 7, and if in the opinion of counsel for the Agent it is necessary, or if in the reasonable opinion of the Agent it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of

1933, as amended (the “Securities Act”), the Borrowers agree to use their best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Borrowers’ expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of nine (9) months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  The Borrowers agree to use their best efforts to cause such issuer or issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Agent shall designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

7.4.          Private Sales.  The Borrowers recognize that the Agent may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers.  The Borrowers agree that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner.  The Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so.  Subject to the foregoing, the Agent agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Borrowers agree to use thier best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Borrowers’ expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  The Borrowers further agree to use their best efforts to cause such issuer or issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Agent shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

7.5.          Borrowers’ Agreements, Etc.  The Borrowers further agree to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this Section 7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange

Commission applicable thereto and all applicable state securities or “Blue Sky” laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Borrowers’ expense.  The Borrowers further agree that a breach of any of the covenants contained in this Section 7 will cause irreparable injury to the Agent, that the Agent has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 7 shall be specifically enforceable against the Borrowers and the Borrowers hereby waive and agree not to assert any defenses against an action for specific performance of such covenants.

8.             Marshaling.  Neither the Agent nor any Holder shall be required to marshall any present or future security for (including but not limited to this Pledge Agreement and the Stock Collateral), or other assurances of payment of, the Notes or any of them, or to resort to such security or other assurances of payment in any particular order.  All of the Agent’s rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that it lawfully may, the Borrowers hereby agree that they will not invoke any law relating to the marshaling of collateral that might cause delay in or impede the enforcement of the Agent’s rights under this Pledge Agreement, and to the extent that it lawfully may the Borrowers hereby irrevocably waive the benefits of all such laws.

9.             Borrowers’ Obligations Not Affected.  The obligations of the Borrowers hereunder shall remain in full force and effect without regard to, and shall not be impaired by (i) any exercise or nonexercise, or any waiver, by the Agent or any Holder of any right, remedy, power or privilege under or in respect of any of the Indenture or any security therefor (including this Pledge Agreement); (ii) any amendment or supplement to or modification of the Indenture or the Security Agreement; (iii) any amendment or supplement to or modification of any instrument (other than this Pledge Agreement) securing the Notes; or (iv) the taking of additional security for, or any other assurances of payment of, the Notes or the release or discharge or termination of any security or other assurances of payment or performance for the Notes; whether or not the Borrowers shall have notice or knowledge of any of the foregoing.

10.           Transfer, Etc. by Borrowers.  Without the prior written consent of the Agent, the Borrowers will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest thereof provided for in the Senior Pledge Agreement and the pledge thereof and security interest thereof provided for in this Pledge Agreement.

11.           Further Assurances.  The Borrowers will do all such acts, and will furnish to the Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as be required by applicable law or as the Agent may reasonably request from time to time in order to give full effect to this Pledge Agreement and to secure the rights of the Holders hereunder, all without any cost or expense to the Agent or any Holder.  If the Agent so elects, a photocopy of this Pledge Agreement may at any time and from time to time be filed by the Agent as a financing statement in any recording office in any jurisdiction.

12.           Survival of Representations.  All representations and warranties of the Borrowers contained in this Pledge Agreement shall survive the execution and delivery of this Pledge Agreement.

13.           Agent’s Exoneration.  Under no circumstances shall the Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (i) to exercise reasonable care in the physical custody of the Stock Collateral and (ii) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner.  The Agent shall not be required to take any action of any kind to collect, preserve or protect its or the Borrowers’ rights in the Stock Collateral or against other parties thereto.  The Agent’s prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Notes.  In executing this Pledge Agreement and the performance of its duties hereunder, the Agent shall be entitled to all of the benefits and protections afforded to the Agent, as trustee under the Indenture.

14.           No Waiver, Etc.  Neither this Pledge Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Pledge Agreement and to the provisions so modified or limited and executed by the Agent pursuant to the terms of the Indenture.  No act, failure or delay by the Agent shall constitute a waiver of its rights and remedies hereunder or otherwise.  No single or partial waiver by the Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.  The Borrowers hereby waive presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Notes or the Stock Collateral, and any and all other notices and demands whatsoever.

15.           Notice, Etc.  All notices, requests and other communications hereunder shall be made in the manner set forth in Section 14.02 of the Indenture.

16.           Termination.  Upon indefeasible payment and final performance in full of the Notes and the other obligations of the Borrowers under the Indenture, this Pledge Agreement shall terminate and the Agent shall, at the Borrowers’ request and expense, return such Stock Collateral in the possession or control of the Agent as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Agent hereunder.

17.           Successors and Assigns.  This Pledge Agreement and all obligations of the Borrowers shall be binding upon the successors and assigns of the Borrowers, and shall, together with the rights and remedies of the Agent hereunder, inure to the benefit of the Agent, its successors in title and assigns.

18.           Governing Law.  THIS PLEDGE AGREEMENT AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICTS OR CHOICE OF LAWS RULES OR PRINCIPLES).

19.           Entire Agreement.  This Pledge Agreement embodies the entire agreement and understanding between the Borrowers and the Holders relating to the Stock Collateral and supersedes all prior written and oral agreements and understandings between the Borrowers and the Holders relating to the Stock Collateral.

20.           Headings.  The descriptive section headings have been inserted for convenience of reference only and do not define or limit the provisions hereof.

21.           Counterparts.  This Pledge Agreement may be executed in any number of counter-parts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Pledge Agreement by signing any such counterpart.

19.           Severability, etc.  If any term of this Pledge Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Pledge Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included.  The Borrowers acknowledge receipt of a copy of this Pledge Agreement.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, this Securities Pledge Agreement has been executed as of the day and year first above written.

APCOA/STANDARD PARKING, INC.

By:	/s/ G. Marc Baumann
Name:	G. Marc Baumann
Title:	Executive Vice President, Chief Financial Officer, Treasurer

A-1 AUTO PARK, INC.

By:	/s/ G. Marc Baumann
Name:	G. Marc Bauman
Title:	Vice President/Treasurer

APCOA CAPITAL CORPORATION
By:	/s/ G. Marc Baumann
Name:	G. Marc Baumann
Title:	Vice President / Treasurer

CENTURY PARKING, INC.
By:	/s/ G. Marc Baumann
Name:	G. Marc Baumann
Title:	Vice President / Treasurer

EVENTS PARKING CO., INC.
By:	/s/ G. Marc Baumann
Name:	G. Marc Baumann
Title:	Treasurer

HAWAII PARKING MAINTENANCE, INC.
By:	/s/ G. Marc Baumann
Name:	G. Marc Baumann
Title:	Vice President / Treasurer

METROPOLITAN PARKING SYSTEM, INC.
By:	/s/ G. Marc Baumann
Name:	G. Marc Baumann
Title:	Treasurer

S&S PARKING, INC.
By:	/s/ G. Marc Baumann
Name:	G. Marc Baumann
Title:	Vice President / Treasurer

SENTINEL PARKING CO. OF OHIO, INC.
By:	/s/ G. Marc Baumann
Name:	G. Marc Baumann
Title:	Vice President / Treasurer

SENTRY PARKING CORPORATION
By:	/s/ G. Marc Baumann
Name:	G. Marc Baumann
Title:	Vice President / treasurer

STANDARD AUTO PARK, INC.
By:	/s/ G. Marc Baumann
Name:	G. Marc Baumann
Title:	Treasurer

STANDARD PARKING CORPORATION
By:	/s/ G. Marc Baumann
Name:	G. Marc Baumann
Title:	Treasurer

STANDARD PARKING CORPORATION IL
By:	/s/ G. Marc Baumann
Name:	G. Marc Baumann
Title:	Treasurer

TOWER PARKING, INC.
By:	/s/ G. Marc Baumann
Name:	G. Marc Baumann
Title:	Vice President / Treasurer

VIRGINIA PARKING SERVICE, INC.
By:	/s/ G. Marc Baumann
Name:	G. Marc Baumann
Title:	Vice President / Treasurer

STANDARD PARKING OF CANADA LTD.
By:	/s/ Robert N. Sacks
Name:	Robert N. Sacks
Title:	Secretary

WIMINGTON TRUST COMPANY, as Agent
By:	/s/ James D. Nesci
Name:	James D. Nesci
Title:	Authorized Signer

EXECUTION COPY

Annex A

to Securities Pledge Agreement

Record Owner:  (*) APCOA/Standard Parking, Inc.

Issuer	Record Owner		Class of Shares	Number of Authorized Shares	Number of Issued Shares	Percentage Ownership	Par or Liquidation Value	Certificate No.	Number of Stock Pledged to Agent
A-1 Auto Park, Inc.	(*	)	Common	50,000	35,000	100%	$0.10	10
APCOA Capital Corporation	(*	)	Common	500	100	100%	$0.01	C 3
Events Parking Co., Inc.	(*	)	Common	200,000	100	100%	No Par	3
Hawaii Parking Maintenance, Inc.	(*	)	Common	100	100	100%	$10.00	2
Metropolitan Parking System, Inc.	(*	)	Common	12,500	50	100%	No Par	3
S & S Parking, Inc.	(*	)	Common	1,000	1,000	100%	No Par	4
Sentinel Parking Co. of Ohio, Inc.	(*	)	Common	750	100	100%	No Par	2
Standard Auto Park, Inc.	(*	)	Common	25,000	7,840	100%	$10.00	14
Standard Parking Corporation	(*	)	Common	10,000	1,010	100%	$10.00	13
Standard Parking Corporation IL	(*	)	Common	100,000	100	100%	No Par	2
Standard Parking of Canada Ltd.	(*	)	Common	Unlimited	100	100%	No Par	2	65
Tower Parking, Inc.	(*	)	Common	500	500	100%	No Par	3
Virginia Parking Service, Inc.	(*	)	Common	5,000	2,000	100%	$1.00	14

Record Owner: (**) Standard Parking Corporation

Issuer	Record Owner		Class of Shares	Number of Authorized Shares	Number of Issued Shares	Percentage Ownership	Par or Liquidation Value	Certificate No.	Number of Stock Pledged to Agent
Century Parking, Inc.	(**	)	Common	10,000	9,000	100%	$10.00	6
Sentry Parking Corporation	(**	)	Common	100,000	500	100%	$1.00	9

(***)  Record Owner:   AP Holdings, Inc.

Issuer	Record Owner		Class of Shares	Number of Authorized Shares	Number of Issued Shares	Percentage Ownership	Par or Liquidation Value	Certificate No.	Number of Stock Pledged to Agent
APCOA/Standard Parking, Inc.	(***	)	Common	3,000	26.3	84.0%	$1.00	11